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                                                                      EXHIBIT 24

                        POWER OF ATTORNEY WITH RESPECT TO
                   ANNUAL REPORT OF TECUMSEH PRODUCTS COMPANY
                ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006

Each of the undersigned, a director or officer of TECUMSEH PRODUCTS COMPANY, appoints each of James J. Bonsall and James S. Nicholson as his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable TECUMSEH PRODUCTS COMPANY to comply with the Securities Exchange Act of 1934, and with any requirements of the Securities and Exchange Commission, in connection with the Annual Report of TECUMSEH PRODUCTS COMPANY on Form 10-K for the year ended December 31, 2006 and any and all amendments thereto, including, but not limited to, power and authority to sign his name (whether on behalf of TECUMSEH PRODUCTS COMPANY, or as a director or officer of TECUMSEH PRODUCTS COMPANY, or otherwise) to such instruments and to such Annual Report and any amendments thereto, and to file them with the Securities and Exchange Commission. The undersigned ratifies and confirms all that either of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

              Signature                       Date
              ---------                 -----------------


/S/ JAMES J. BONSALL                    February 28, 2007
-------------------------------------
James J. Bonsall


/S/ JAMES S. NICHOLSON                  February 28, 2007
-------------------------------------
James S. Nicholson


/S/ DAVID M. RISLEY                     February 28, 2007
-------------------------------------
David M. Risley


/S/ TODD W. HERRICK                     February 28, 2007
-------------------------------------
Todd W. Herrick


/S/ PETER M. BANKS                      February 28, 2007
-------------------------------------
Peter M. Banks


/S/ ALBERT A. KOCH                      February 28, 2007
-------------------------------------
Albert A. Koch


/S/ KEVIN E. SHEEHAN                    February 28, 2007
-------------------------------------
Kevin E. Sheehan
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